SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): February 17, 1998





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




      Maryland                       1-9317                      04-6558834
 (State or other                (Commission file                (IRS employer
  jurisdiction of                    number)                 identification no.)
   incorporation)


         400 Centre Street, Newton, Massachusetts                     02158
         (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code:  617-332-3990

Item 7.  Financial Statements, Pro Forma Financial Information
                  and Exhibits.


(c) Exhibits.


         23.1     Consent of KPMG Peat Marwick LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HEALTH AND RETIREMENT PROPERTIES TRUST



                                  By:  /s/ Ajay Saini
                                           Ajay Saini
                                           Treasurer and Chief Financial Officer

Date: February 17, 1998